Note 9 - Income Taxes - Difference Between Financial Statement Tax Expense and Amount Computer by Applying Statutory Federal Tax Rate to Income Before Income Taxes (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Tax at federal income tax rate	$ 2,648	$ 3,133
Tax-exempt interest	(130)	(57)
Income in cash value of bank owned life insurance	(113)	(97)
Nondeductible merger expenses	39	9
Other	(46)	12
Provision for income taxes	$ 2,398	$ 3,000